                                                              EXHIBIT (a)(1)(ii)


                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock
                                       of
                              Chester Bancorp, Inc.
                        Pursuant to The Offer to Purchase
                              Dated April 11, 2003



 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. EASTERN DAYLIGHT TIME
                 ON MAY 12, 2003, UNLESS THE OFFER IS EXTENDED.

             The Depositary for the Offer is: Chester Bancorp, Inc.

BY MAIL, HAND OR OVERNIGHT DELIVERY:

         Chester Bancorp, Inc.
         1112 State Street
         Chester, Illinois 62233

BY FACSIMILE TRANSMISSION:

         Chester Bancorp, Inc.
         Attention:  Michael W. Welge
         (618) 826-2142
         CONFIRM BY TELEPHONE: (618) 826-5038


                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

                  [ ] Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen, See Instruction 15.

                  Number of Shares represented by lost, destroyed or stolen certificates:
              ---------

TENDERED CERTIFICATES:

                  Name(s) and Address(es) of Registered Holder(s):

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  (Please fill in as names appear on certificate(s)) (Attach Signed Additional List if Necessary)

CERTIFICATE NUMBER(S)          NUMBER OF SHARES            NUMBER OF SHARES
                                REPRESENTED BY                TENDERED**
                                 CERTIFICATE


--------------------        ----------------------       ----------------------

--------------------        ----------------------       ----------------------

--------------------        ----------------------       ----------------------


                  Total Number of Shares Tendered:
                                                   -----------


                  ** Unless otherwise indicated, all shares evidenced by each certificate will be deemed to have been tendered.


                  This Letter of Transmittal is for use in connection with the Offer to Purchase for cash shares of Common Stock of Chester Bancorp, Inc. dated April 11, 2003 (the "Offer to Purchase"). Only shares of Common Stock of Chester Bancorp, Inc. ("Shares") may be tendered pursuant to this Letter of Transmittal. Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used only if certificates are to be forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary).


                  If you desire to tender shares pursuant to the Offer and you cannot deliver your Share certificate(s) and all other documents required by this Letter of Transmittal are delivered to the Depositary prior to the expiration date, you may tender your shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase titled "Procedure for Tendering Shares." See Instruction 2.


                  "Expiration date" means 5:00 p.m., Eastern Daylight Time, on May 12, 2003, unless and until Chester Bancorp, Inc., in its sole discretion, extends the Offer, in which case the "expiration date" means the latest time and date at which the Offer, as extended, expires.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS


                THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY

                  [ ] Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following (Please Print):

                  Name(s) of Registered Holder(s):

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

                  Date of Execution of Notice of Guaranteed Delivery:
                                                                     -----------

                  Name of Institution that Guaranteed Delivery:

                  --------------------------------------------------------------

                  DTC Account No.:
                                   ---------------------------------------------

                  Transaction Code No.:
                                        ----------------------------------------

                          TENDER AND POWER OF ATTORNEY



To Chester Bancorp, Inc.:

                  The undersigned hereby tenders to Chester Bancorp, Inc., a Delaware corporation ("Chester Bancorp"), the above described shares of Common Stock of Chester Bancorp (the "Shares"), at $22.00 per Share net to the seller in cash, without interest, on the terms and conditions described in the Offer to Purchase, dated April 11, 2003 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the "Offer." Subject to, and effective upon, acceptance for payment of the Shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Chester Bancorp all right, title and interest in and to all Shares tendered and orders the registration of all Shares if tendered by book-entry transfer and irrevocably constitutes and appoints Chester Bancorp, Inc. (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares with full knowledge that the Depositary also acts as the agent of Chester Bancorp, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

                  - deliver certificate(s) for the Shares with any and all accompanying evidences of transfer and authenticity, to or upon the order of Chester Bancorp upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) for such Shares;

                  - present certificates for the Shares for cancellation and transfer on Chester Bancorp's books; and

                  - receive all benefits and otherwise exercise all rights of legal and beneficial ownership of the Shares to which the undersigned would be entitled by virtue of the ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

                  The undersigned hereby represents and warrants to Chester Bancorp that:

                  1. The undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and when and to the extent Chester Bancorp accepts the Shares for payment, Chester Bancorp will acquire good, marketable and unencumbered title to the tendered Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Shares, and not subject to any adverse claims;

                  2. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that

                  (a) The undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), in the Shares or equivalent securities at least equal to the Shares being tendered, and

                  (b) The tender of Shares complies with Rule 14e-4 under the 1934 Act; and

                  3. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Chester Bancorp to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered.

                  The undersigned understands that Chester Bancorp's acceptance of Shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Chester Bancorp upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Chester Bancorp pay interest on the Purchase Price, including without limitation, by reason of any delay in making payment.

                  All authorities conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                  The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing Shares tendered. The certificate numbers, the number of Shares evidenced by the certificates, and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above, and the price at which the shares are being tendered should be set forth in the appropriate boxes below.

                  The undersigned recognizes that, under the circumstances set forth in the Offer to Purchase, Chester Bancorp may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that Chester Bancorp has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for Shares from the name of its registered holder(s), if Chester Bancorp does not purchase any of the Shares represented by such certificate.

                  The check for the aggregate net Purchase Price for the Shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" below.

                          SPECIAL PAYMENT INSTRUCTIONS

                  Complete this box ONLY if you want certificate(s) for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price to be issued in the name of someone other than you.

                  Issue:  Check  [ ]    Certificate(s) [ ]   to:

                  Name:
                        --------------------------------------------------------

                  Address:
                           -----------------------------------------------------


                  --------------------------------------------------------------


                  --------------------------------------------------------------




                                                           (Include Zip Code)

                  Taxpayer Identification or Social Security Number (See Substitute Form W-9):

                  --------------------------------------------------------------



                          SPECIAL DELIVERY INSTRUCTIONS

                  Complete this box only if you want certificate(s) for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased, issued in your name, to be mailed or sent to someone other than you or to you at an address other than that shown under "Description of Shares" above.

                  Mail:  Check  [ ]    Certificate(s) [ ]   to:

                  Name:
                        --------------------------------------------------------

                  Address:
                           -----------------------------------------------------


                  --------------------------------------------------------------


                  --------------------------------------------------------------
                                                              (Include Zip Code)


                  Chester Bancorp has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder(s), if Chester Bancorp does not purchase any of the Shares represented by such certificate book-entry transfer.

                                PLEASE SIGN HERE

                        (PLEASE ALSO COMPLETE AND RETURN
                             THE ENCLOSED FORM W-9)

                  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  Dated:                     , 2001
                         --------------------

                  Name(s)
                        --------------------------------------------------------

                  (Please Print)

                  Capacity (full title):
                                          --------------------------------------

                  Address:
                           -----------------------------------------------------



                  (Include Zip Code)

                  Area Code(s) and Telephone Number(s):
                                                       -------------------------


                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

                  Name of Firm:
                               -------------------------------------------------

                  Authorized Signature:
                                       -----------------------------------------

                  Name(s):
                           -----------------------------------------------------
                                              (Please print)

                  Title:
                         -------------------------------------------------------

                  Address:
                           -----------------------------------------------------
                                             (Include Zip Code)

                  Area Code(s) and Telephone Number(s):
                                                        ------------------------

                  Dated:                     , 2001
                         --------------------

                              LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                                  OF THE OFFER

                  1. SIGNATURE GUARANTEE. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an "Eligible Institution." An "Eligible Institution" is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17 Ad-15 promulgated under the Securities Exchange Act of 1934, as amended. No signature guarantee is required if either:

                  - this Letter of Transmittal is signed by the registered holder(s) of the shares tendered exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

                  - the shares are tendered for the account of an Eligible Institution. In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

                  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if:

                  - certificates for shares are delivered with it to the Depositary, or

                  - the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary, or

                  - a tender for shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase.

                  A properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees), certificates for the shares being tendered, and any other documents required by the Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

                  If your Share certificates are not immediately available, you cannot deliver your shares and all other required documents to the Depositary prior to the expiration date, you may tender your shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure:

                  (i) such tender must be made by or through an Eligible Institution;

                  (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Chester Bancorp, Inc. (with any required signature guarantees) must be received by the Depositary prior to the expiration of the Offer; and

                  (iii) the certificates for all physically delivered shares in proper form for transfer by delivery, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

                  The method of delivery of all documents, including Share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

                  Except as specifically permitted by the Offer to Purchase, no alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the shares.

                  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

                  4. PARTIAL TENDERS. If you wish to tender fewer than all the shares represented by any certificate delivered to the Depositary, fill in the number of shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to you, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

                  5. SIGNATURE ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, THE SIGNATURE(S) MUST CORRESPOND WITH THE NAME(S) AS WRITTEN ON THE FACE OF THE CERTIFICATES WITHOUT ALTERNATION, ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                  If any of the shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

                  If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

                  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Chester Bancorp, Inc. of the authority of such person so to act must be submitted.

                  6. TRANSFER TAXES. Chester Bancorp, Inc. will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however:

                  - payment of the aggregate Purchase Price is to be made to any person other than the registered holder(s), or

                  - Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder(s), or

                  - if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

                  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

                  8. TAXPAYER IDENTIFICATION NUMBER, SUBSTITUTE FORM W-9. Under federal income tax law, a shareholder who receives a payment pursuant to the Offer is required to provide the Depositary with the shareholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. A Substitute Form W-9 appears on the page following the last page of these instructions. If the Depositary is not provided the correct TIN, payments that are made to the shareholder or other payee with respect to the Offer may be subject to 30% backup withholding.

                  Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

                  If the backup withholding applies, the Depositary is required to withhold 30% of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder or other payee has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is also completed, the Depositary will withhold 30% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, the withheld amount will be refunded to the shareholder if a TIN is provided to the Depositary within 60 days.

                  The shareholder is required to give the Depositary the TIN (e.g., his social security number or employer identification number) of the record owner of the shares or of the last transferee appearing on the transfers attached to, or endorsed on, the shares. If the shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                  9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to Chester Bancorp, Inc. at 1112 State Street, Chester, Illinois 62233, (618) 826-5038; and such copies will be furnished promptly at Chester Bancorp, Inc.'s expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

                  10. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Chester Bancorp, Inc., in its sole discretion, which determination is final and binding on all parties. Chester Bancorp, Inc. reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of Chester Bancorp, Inc.'s counsel, be unlawful. Chester Bancorp, Inc. also reserves the absolute right to waive any of the conditions of the Offer (other than the Avoidance of Rule 13e-3 Transaction Condition and the No Legal Prohibition Condition) and any defect or irregularity in the tender of any particular shares or any particular shareholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of Chester Bancorp, Inc., the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

                  11. LOST, STOLEN OR DESTROYED CERTIFICATES. If your certificate(s) representing shares have been lost, stolen or destroyed, so indicate. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

                                    IMPORTANT

                  This Letter of Transmittal (or a manually signed facsimile of it) together with share certificates and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, prior to the expiration date of the Offer. Any questions or requests for assistance may be directed to the Depositary. Requests for additional copies of the Offer to Purchase and Letter of Transmittal may be directed to the Depositary.

               DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
                        SUBSTITUTE FORM W-9: REQUEST FOR
                TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION


PAYER'S NAME:  Chester Bancorp, Inc.

PART 1 - PLEASE PROVIDE YOUR TAX IDENTIFICATION NUMBER (TIN) IN THE BOX BELOW AND CERTIFY BY SIGNING AND DATING BELOW.

Social Security Number: __ __ __-__ __-__ __ __ __

or Employer Identification Number: __ __ - __ __ __ __ __ __ __

For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed Guidelines):

PART 2 - CERTIFICATION - Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

(3)      I am a U.S. person (including a U.S. resident alien).

PART 3 - Awaiting TIN

INSTRUCTIONS - You must cross out Part 2 item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

SIGNATURE:
           ------------------------------

DATE:
     ---------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

                             CERTIFICATE OF AWAITING
                         TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.


SIGNATURE:                          DATE:
          -------------------------      ----------------




                                       14